UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2024

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDEQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

      * The registrant’s Class A common stock began trading exclusively on the over-the-counter market on July 7, 2023 under the symbol “RIDEQ.” The NASDAQ Global Select Market filed a Form 25 with the Securities and Exchange Commission on July 27, 2023 to remove the registrant’s Class A common stock from listing and registration on the NASDAQ Global Select Market. Delisting became effective ten days thereafter and deregistration under Section 12(b) of the Act became effective 90 days later.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on June 27, 2023 (the “Petition Date”), Lordstown Motors Corp., a Delaware corporation (the “Company”), and its subsidiaries (collectively, the “Debtors”), commenced voluntary proceedings under chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re: Lordstown Motors Corp., et al., Cases No. 23-10831 through 23-10833 (the “Chapter 11 Cases”).

As also previously disclosed, the Joint Chapter 11 Plan of Lordstown Motors Corp. and Its Affiliated Debtors and accompanying Disclosure Statement Pursuant to 11 U.S.C. § 1125 with Respect to Joint Chapter 11 Plan of Lordstown Motors Corp. and Its Affiliated Debtors, originally filed on September 1, 2023 and as amended through February 29, 2024 (and as may be further modified, supplemented, or amended, the “Proposed Plan”) includes as a condition to confirmation of the Proposed Plan, that the Securities and Exchange Commission (“SEC”) approve an offer of settlement (the “Offer”) submitted by the Debtors to resolve claims relating to prior legacy issues at the Company, including the proof of claim that the SEC filed against the Debtors in the amount of $45 million (the “SEC Claim”) on January 4, 2024. On February 29, 2024, the SEC approved and authorized the entry of an administrative order with respect to the Company (the “Order”), to which the Company consented without admitting or denying the Order’s assertions of factual findings.

The Order directs the Company to cease and desist from committing or causing any violations and any future violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, Sections 13(a) and 14(a) of the Securities Exchange Act of 1934, and Rules 12b-20, 13a-11, 13a-11, 14a-3 and 14a-9 thereunder. The Order also provides that the Company will be liable to pay disgorgement in the amount of $25.5 million, which amount shall be deemed fully satisfied upon the occurrence of both of the following: (i) entry in the Chapter 11 Cases of an order confirming the Company’s Proposed Plan, which provides for the Company to fund no less than $3.0 million, and up to $10.0 million, to resolve claims asserted or that could have been asserted by the class in the action captioned In re Lordstown Motors Corp. Securities Litigation, Case No. 4:21-cv-00616 (DAR) pending in the U.S. District Court for the Northern District of Ohio (the “Ohio Securities Litigation”), and such Proposed Plan having gone effective; and (ii) execution of a binding term sheet providing for the payment of no less than $15.5 million to resolve claims asserted or that could have been asserted by the class in the action captioned In re Lordstown Motors Corp. Stockholders Litigation, C.A. No. 2021-1066-LWW, pending in the Court of Chancery of the State of Delaware (the “Delaware Class Action Litigation”). Pursuant to the Ohio Securities Litigation Settlement incorporated into the Proposed Plan, the Company would pay $3 million into escrow on the effective date of the Proposed Plan (the “Effective Date”) for the benefit of the putative class members in the Ohio Securities Litigation. In addition, such putative class members would be entitled to receive a portion of any proceeds from litigation and other causes of action being retained by the Company following the Effective Date (net of actual reasonable costs incurred in prosecuting such retained causes of action) in an amount equal to the lesser of (a) 25% of such net proceeds, and (b) $7 million. With respect to the Delaware Class Action Litigation, the parties to that action have executed a binding term sheet that the SEC has confirmed satisfies the criteria set forth in the Order. The Company is not a party to the Delaware Class Action Litigation, the term sheet, or any settlement thereof; however, the former directors of DiamondPeak (predecessor to the Company), including a current director, who are defendants in the Delaware Class Action Litigation, have filed proofs of claim asserting indemnification claims against the Company and it is anticipated that such former directors will seek indemnification from the Company with respect to $3.5 million of the settlement amount plus legal fees and expenses incurred in connection with the Delaware Class Action Litigation. The amount and treatment of those claims, and any objections thereto, have not been determined or resolved.

The Order also provides that upon satisfaction of this disgorgement requirement, the SEC will promptly (and, in any event, no later than within 3 business days following satisfaction of such requirement), file a notice in the Bankruptcy Court withdrawing any proofs of claim filed in the Chapter 11 Cases.

The Offer, Order and Proposed Plan remain subject to Bankruptcy Court approval. A hearing before the Bankruptcy Court to consider confirmation of the Proposed Plan is currently scheduled for March 5, 2024, at 3:00 p.m. (Eastern Time).

The provisions of (and information contained in the Proposed Plan) are subject to change, whether as a result of amendments, supplements, or other modifications to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is not binding on any party, including the Debtors, unless and until it is confirmed by the Bankruptcy Court and consummated (such consummation date, the “Effective Date”).

The description of the Proposed Plan, the Offer and the Order included in this Current Report is qualified in its entirety by reference to the Proposed Plan, the Offer and OIP, which can be accessed, as well as other Bankruptcy Court filings and further information about the Chapter 11 Cases, free of charge at a website maintained by the Company’s claims, noticing, and solicitation agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/lordstown. The information in that website or available elsewhere is not incorporated by reference and does not constitute part of this Form 8-K.

Cautionary Note Regarding Trading in the Company’s Class A Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s Class A common stock during the pendency of the Chapter 11 Cases and after the Effective Date remains highly speculative and will pose substantial risks. Trading prices for the Company’s Class A common stock may bear little or no relation to actual value, if any, remaining for holders thereof following the Chapter 11 Cases and the trading market (if any) may be very limited. In addition, the Proposed Plan includes the NOL Trading Restrictions, which are designed to enable the Company to optimize its tax attributes following the Effective Date and generally restrict transactions involving any person or group of persons that is or as a result of such a transaction would become a substantial stockholder (i.e., would beneficially own, directly or indirectly, 4.5% or more of all issued and outstanding shares of Class A common stock). Accordingly, the Company urges extreme caution with respect to existing and future investments in its Class A common stock.

Forward-looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” “expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” “may,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. In addition, even if our results of operations, financial condition and liquidity, business developments and available financing, are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods. Upon confirmation by the Bankruptcy Court in the Chapter 11 Cases and effectiveness of the Proposed Plan or any alternative plan of reorganization, a new board of directors (the “New Board”) and entirely new management appointed by the New Board will oversee and manage the affairs of the Company. The current management and board of directors can provide no assurances as to what actions the New Board and management will take. Actual results may differ materially from those contained in forward-looking statements due to various factors, including, but not limited to, with respect to the matters addressed in this report, the risks and uncertainties regarding:

•	our ability to have the Proposed Plan confirmed by the Bankruptcy Court in the Chapter 11 Cases and, if confirmed, to become effective and successfully complete the Chapter 11 Cases by consummating the Proposed Plan, which gives effect to proposed settlements for various matters, including with the SEC, the Ohio Securities Litigation and with the equity committees and unsecured creditors committee and is subject to the satisfaction of certain conditions precedent (some of which are beyond our control), appeal by certain parties that could file notices of appeal with respect to the confirmation order, if entered, and is otherwise subject to the risks and uncertainties set forth in the disclosure statement for the Proposed Plan, which stakeholders are encouraged to read in its entirety;
•	our ability to continue as a going concern and the adequacy of our liquidity and capital resources to maintain our limited expected operations upon our emergence from the Chapter 11 Cases, which includes administering the claims process under the Proposed Plan, pursuing litigation against Foxconn and other potential claims, identify and consummate a business combination and seeking to realize value, if any, from our tax attributes, whether our cash on hand and other resources will be sufficient to allow us to conclude the terms of the Proposed Plan, satisfy the conditions of the Offer and Order and any remaining or future obligations related to the Chapter 11 Cases or other current or future litigation, claims and liabilities, and our unlikely access to financing;
•	uncertainty as to whether our claims reserve, cash on hand, or proceeds generated from other assets (including any acquired after the Effective Date), if the Proposed Plan is confirmed) will be sufficient to pay all allowed claims and uncertainties regarding the amount of claims allowed for distributions under the Proposed Plan and that such claims will not be significantly greater than may be anticipated, as such estimated amounts are subject to significant risks, uncertainties and assumptions;
•	the impact of any contingent liabilities, including indemnification obligations (including the fact that there are claims asserted for unliquidated damages or claims in respect of certain indemnification obligations or otherwise that we may not be able to estimate, or may be materially more than we estimate), any pending or future litigation or claims, as well as any regulatory action, not discharged in the Chapter 11 Cases, and any additional claims that may be filed in the Chapter 11 Cases, and the potential unavailability of insurance coverage with respect to such litigation or claims, adverse publicity with respect to these matters, as well as the significant ongoing costs associated with such litigation;
•	the impact of the Bankruptcy Court’s ruling on the United States Trustee’s objection to the Debtors’ entitlement to a discharge under the Bankruptcy Code from substantially all debts arising prior to consummation of the Proposed Plan, which could, if sustained by the Bankruptcy Court, result in the Proposed Plan not being confirmed or additional material costs, penalties, fines, sanctions, or injunctive relief against the Debtors for claims that are not ultimately discharged;
•	uncertainty as to any remaining or future value of our Class A common stock or Preferred Stock, which may have little or no value;
•	uncertainty as to whether the Preferred Stock will retain its liquidation preference, which, if due and payable, would entitle it to receive proceeds ahead of holders of Class A common stock until such liquidation preference is satisfied and, if such preference is not subordinated or otherwise set aside, whether Foxconn will successfully assert a claim that such preference is due and payable, which would likely exhaust the Company’s remaining resources and cause it to cease operations; and
•	uncertainty with respect to the operations of the Company upon emergence from bankruptcy that will be overseen by the New Board and an entirely new management appointed by the New Board, as contemplated by the Proposed Plan, for which there will be limited resources, new and continuing liabilities (including indemnification obligations to directors and officers), and significant costs that may require additional capital to be raised (including through indebtedness obligations or securities, which could be senior in priority to our Class A common stock or Preferred Stock).

Additional information on potential factors that could affect the Company and its forward-looking statements is included in the Company’s Form 10-K, Form 10-Q and subsequent filings with the SEC. In light of these risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements and the periodic financial information reported to the Bankruptcy Court which is not presented in accordance with GAAP and may differ materially from information that has been or may in the future be provided in our periodic SEC filings and may reflect estimates based on assumptions that may change significantly during the course of or following the Chapter 11 Cases or due to other contingencies (and which is also subject to the further qualifications provided therein with respect thereto). All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation except as may be required under applicable securities laws to update any forward-looking statement to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Adam Kroll
	Name:	Adam Kroll
Date: March 1, 2024	Title:	Chief Financial Officer